UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2014

FORCEFIELD ENERGY INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36133	20-8584329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 39th Floor New York, New York	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (212) 672-1786

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A, Amendment No. 1, is being filed for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 with respect to the Current Report on Form 8-K filed by the registrant on October 22, 2014 regarding the acquisition of ESCO Energy Services Company.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements of ESCO

The audited balance sheets, statements of operations, changes in stockholder’s equity and cash flows for the years ended December 31, 2013 and 2012, and the related notes to the financial statements, together with the independent auditor's report, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated by reference in this Form 8-K/A.

The unaudited balance sheets as of September 30, 2014 and the unaudited statements of operations and cash flows for the nine months ended September 30, 2014 and September 30, 2013 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated by reference in this Form 8-K/A.

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of the Registrant at September 30, 2014, and the unaudited pro forma consolidated statements of operations and comprehensive income for the nine months ended September 30, 2014 and the year ended December 31, 2014, are filed as Exhibit 99.3 to this Form 8-K/A and incorporated by reference in this Form 8-K/A.

(d)	Exhibits

Exhibit No.	Description

99.1	Audited Financial Statements of ESCO Energy Services Company for the years ended December 31, 2013 and 2012.

99.2	Unaudited Financial Statements of ESCO Energy Services Company at September 30, 2014, and for the nine months ended September 30, 2014 and 2013.

99.3
Unaudited Pro Forma Consolidated Balance Sheet of the Registrant at September 30, 2014, and the Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Income for the nine months ended September 30, 2014 and year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FORCEFIELD ENERGY INC.

January 2, 2015	By:	/s/ David Natan
David Natan
Chief Executive Officer